EXHIBIT 10.6


         AMENDMENTS TO THE 2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                         AND RELATED OPTION AGREEMENTS


                                       I.

           Amendment to 2002 Non-Employee Director Stock Option Plan

         This Amendment to the Transaction Systems Architects, Inc. 2002 Non-Employee Director Stock Option Plan (the "Plan") is made as of March 7, 2005.

         Section 13 is hereby amended to provide that, notwithstanding Section 13, with respect to options granted to Frank R. Sanchez on May 8, 2002 and March 9, 2004, such options may be exercised as to 100% of the shares available for purchase under such options as of the date of this Amendment.


                                       II.

          Amendment No. 1 to Stock Option Agreement, dated May 8, 2002
                  (under Transaction Systems Architects, Inc.
                 2002 Non-Employee Director Stock Option Plan)

         This Amendment No. 1 to the Stock Option Agreement (the "2002 Stock Option Agreement"), dated as of May 8, 2002, by and between Transaction Systems Architects, Inc. (the "Company") and Frank R. Sanchez (the "Optionee") is made as of March 7, 2005.

         Section 4.1 of the 2002 Option Agreement is hereby amended in its entirety to read as follows:

"As of March 7, 2005, the Option will be fully vested and the Optionee may purchase up to 100% of the shares of Stock available for purchase under the Option; provided, that no single exercise of the Option shall be for less than 100 shares, unless at the time of the exercise, the maximum number of shares available for purchase under the Option is less than 100 shares. In no event shall the Option be exercised for a fractional share."












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                                      III.

         Amendment No. 1 to Stock Option Agreement, dated March 9, 2004
                  (under Transaction Systems Architects, Inc.
                 2002 Non-Employee Director Stock Option Plan)

         This Amendment No. 1 to the Stock Option Agreement (the "2004 Stock Option Agreement"), dated as of March 9, 2004, by and between the Company and the Optionee is made as of March 7, 2005.


         Section 4.1 of the 2004 Option Agreement is hereby amended in its entirety to read as follows:

"As of March 7, 2005, the Option will be fully vested and the Optionee may purchase up to 100% of the shares of Stock available for purchase under the Option; provided, that no single exercise of the Option shall be for less than 100 shares, unless at the time of the exercise, the maximum number of shares available for purchase under the Option is less than 100 shares. In no event shall the Option be exercised for a fractional share."





























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